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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2006

                               AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941                58-0687630
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(State or other Jurisdiction of     (Commission File          (IRS Employer
 Incorporation or Organization)          Number)           Identification No.)

           309 E. Paces Ferry Road, N.E.
                  Atlanta, Georgia                         30305-2377
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      (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 26, 2006, Aaron Rents, Inc. issued a press release to announce its financial results for the first quarter 2006. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.01.  REGULATION FD DISCLOSURE

     Also, on April 26, 2006, Aaron Rents, Inc. announced a proposed public offering of shares of its common stock. A copy of the press release is attached as Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Businesses Acquired:

       None.

(b)    Pro Forma Financial Information:

       None.

(d)    Exhibits:

EXHIBIT NO.                                 DESCRIPTION
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    99.1           Aaron Rents,  Inc.  press release dated April 26, 2006,
                   announcing the Company's financial results for the first quarter 2006 (furnished pursuant to Item 2.02 of Form 8-K).

    99.2 Aaron Rents, Inc. press release dated April 26, 2006, announcing a proposed public offering of shares of the Company's common stock(furnished pursuant to
                   Item 7.01 of Form 8-K).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AARON RENTS, INC.


                                                By: /s/ Gilbert L. Danielson
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                                                    Gilbert L. Danielson
                                                    Executive Vice President,
Date:  April 26, 2006                               Chief Financial Officer